                                                                    EXHIBIT 4.11


       NUMBER                                                        SHARES
C

INCORPORATED UNDER THE LAWS                                      COMMON STOCK
 OF THE STATE OF DELAWARE                                       PAR VALUE $.001

THIS CERTIFICATE IS TRANSFERABLE
 IN DALLAS, TEXAS AND NEW YORK,                       CUSIP 410768 10 5
           NEW YORK,                        SEE REVERSE FOR CERTAIN DEFINITIONS

                          HANOVER COMPRESSOR COMPANY

This Certifies that

is the owner of

         FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Hanover Compressor Company, transferable on the books of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

        Witness the facsimile corporate seal and the facsimile signatures of its duly authorized officers.

/s/ MICHAEL J. McGHAN         DATED
---------------------
    Michael J. McGhan         COUNTERSIGNED AND REGISTERED:
        President                 ChaseMellon Shareholder Services, L.L.C.
                                                                 TRANSFER AGENT
/s/ RICHARD S. MELLER                                            AND REGISTRAR
---------------------
    Richard S. Meller       By
     Secretary                                             AUTHORIZED SIGNATURE


     HANOVER                                                      HANOVER
COMPRESSOR COMPANY                                           COMPRESSOR COMPANY
      [LOGO]                                                       [SEAL]
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                          HANOVER COMPRESSOR COMPANY

        THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE COMPANY, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common              UNIF GIFT MIN ACT--__________
TEN ENT -- as tenants by the entireties                           (Cust)
JT TEN  -- as joint tenants with right               Custodian  __________
           of survivorship and not as                            (Minor)
           tenants in common                 under Uniform Gifts to Minors
                                               Act _____________________
                                                         (State)

   Additional abbreviations may also be used though not in the above list.

        For value received, _____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________
|                                    |
|                                    |
______________________________________________________________________________

______________________________________________________________________________

             Please print or typewrite name and address including
                         postal zip code of assignee

______________________________________________________________________________


______________________________________________________________________________


_______________________________________________________________________ Shares


of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________________

______________________________________________________________________________

Attorney to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.

Dated, ______________________________

                                          X ___________________________________
                                                      (SIGNATURE)

         NOTICE:
THE SIGNATURE(S) TO THIS AS-
SIGNMENT MUST CORRESPOND
WITH THE NAME(S) AS WRITTEN
UPON THE FACE OF THE CERTIFI-    ---------
CATE IN EVERY PARTICULAR
WITHOUT ALTERATION OR EN-
LARGEMENT OR ANY CHANGE
WHATEVER.

                                          X ___________________________________
                                                      (SIGNATURE)

                                    ___________________________________________

                                    THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                    ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                    STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                    AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                    APPROVED SIGNATURE GUARANTEE MEDALLION
                                    PROGRAM), PURSUANT TO S.E.C. RULE 17-Ad-15.
                                    ___________________________________________

                                    SIGNATURE(S) GUARANTEED BY:

                                    ___________________________________________

____________________________________  _________________________________________

     AMERICAN BANKNOTE COMPANY          PRODUCTION COORDINATOR - PAT STATES -
        680 BLAIR MILL ROAD                       215-830-2196
         HORSHAM, PA 19044                    PROOF OF APRIL 22, 1997
           215-657-3480                              HANOVER
                                                    H 50186bk
____________________________________  _________________________________________

SALES PERSON--M. GARRET-214-823-2700      Opr.          eg/hj          NEW
____________________________________  _________________________________________

    /home/ed/inprogress/home 12/               /net/banknote/home 12/H
          Hanover50186
____________________________________  _________________________________________